SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

CURIOSITYSTREAM INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-39139	84-1797523
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8484 Georgia Ave., Suite 700

Silver Spring, Maryland

(Address of principal executive offices)

20910

(Zip code)

(301) 755-2050

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Common stock at an exercise price of $11.50 per share	CURIW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2021, CuriosityStream Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting was held in a virtual format. Of the 52,576,363 shares of the Company’s common stock that were issued and outstanding as of April 20, 2021, the record date, and entitled to vote at the Annual Meeting, a total of 36,084,488 shares (68.63%) were present or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business.

At the Annual Meeting, the stockholders (i) elected all three director nominees to the Company’s board of directors, each to serve a three-year term expiring at the 2024 annual meeting of stockholders, and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Under the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the vote necessary for the election of directors is the affirmative vote of a plurality of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon; votes withheld and broker non-votes for the election of directors have no effect on such vote. The vote necessary for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is the affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon; abstentions and broker non-votes for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 have no effect on such vote.

The proposals below are described in detail in the Company’s definitive proxy statement filed on April 29, 2021 with the Securities and Exchange Commission.

The voting results, as certified in the Final Report of the Inspector of Elections, are as follows:

Proposal 1—Election of Directors. The vote to elect each of the three directors nominated by the board of directors as Class I directors, to serve until the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified, was:

DIRECTOR NOMINEES	VOTES FOR	WITHHELD	BROKER NON-VOTES
Andrew Hendricks	27,060,887	2,550,167	6,473,434
Elizabeth Hendricks	28,500,491	1,110,563	6,473,434
Patrick Keeley	29,408,747	202,307	6,473,434

Proposal 2—Ratification of Independent Registered Public Accounting Firm for 2021(1). The vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was:

VOTES FOR	VOTES AGAINST	ABSTAIN
35,973,559	100,226	10,703

(1)	No broker non-votes were received for Proposal 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.

/s/ Tia Cudahy
Tia Cudahy Chief Operating Officer and General Counsel

Date: June 17, 2021

2